UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the

                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: May 19, 2003

                                 --------------


                          INTERNATIONAL WIRELESS, INC.

             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045                36-4286069
----------------------------    ------------------------   ------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                              55 Marble Ridge Road

                             North Andover, MA 01845

                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (339) 222-1200
                                                         ------------------

                              120 Presidential Way

                                Woburn, MA 01801

           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

          Not applicable.

ITEM  5.  OTHER EVENTS.

     On May 19, 2003, the Registrant entered into a Letter of Intent to Merge International Wireless, Inc. and Scanbuy, Inc. a Delaware corporation with its corporate headquarters located in New York, New York (hereinafter "Scanbuy").

     Registrant and Scanbuy are currently engaged in good faith negotiations with a view to execute a definitive Agreement of Merger on or before June 1, 2003. The merger shall constitute an issuance of shares by the Registrant to Scanbuy equal to the issued and outstanding shares of the Registrant, par value common stock, as of May 19, 2003.

     The Merger Agreement is subject to a due diligence investigation by each of the parties to the Merger Agreement of the business and financial conditions of the other party, approval of the transaction by the directors and shareholders of each of the parties including an increase in the authorized number of shares of the Registrant to enable it to do the merger by its directors and shareholders, and execution of appropriate employment agreements.

     Scanbuy, Inc. (www.scanbuy.com) is a software company located in New York City, New York dedicated to developing ScanCommerce(R) solutions that link the physical world to the Internet using personal barcode scanners. Scanbuy's core expertise lies in Web-based application development allowing the user to upload barcode data from a scanner (handheld scanner, PDA or cell phone enabled device) to dedicated applications for processing supplies orders, returning products, managing inventory, leads retrieval etc.

ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibits:

               Exhibit  No.   Document  Description

               -----------    ---------------------

                     10 Letter of Intent to Merge International Wireless, Inc. and Scanbuy, Inc. dated May 19, 2003

ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not applicable.

ITEM  9.  REGULATION FD DISCLOSRE

          Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 22, 2003                               International Wireless, Inc.
       -------------------                         ----------------------------
                                                   (Registrant)


                                                    /s/  Michael Dewar
                                                   ----------------------------
                                                     Michael Dewar, COO


                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                     Jerry Gruenbaum, Secretary